UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2015 (May 6, 2015)

ANTHEM, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-16751	35-2145715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Monument Circle Indianapolis, IN	46204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 488-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 12, 2015, Anthem, Inc. (the “Company”) closed its sale of an aggregate of 25,000,000 Equity Units, initially consisting of corporate units (the “Corporate Units”), including the Corporate Units purchased pursuant to the option described below, for an aggregate stated amount of $1.250 billion, as more fully described below, pursuant to an Underwriting Agreement, dated May 6, 2015 (the “Underwriting Agreement”), among the Company and Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Exhibit A thereto (the “Underwriters”). The Company granted the Underwriters an option to purchase up to an additional 1,500,000 Corporate Units, for an aggregate stated amount of $75 million, which option has been exercised in full. The Corporate Units have been registered under the Securities Act of 1933, as amended (the “Act”) pursuant to a registration statement on Form S-3 (File No. 333-200749) previously filed with the Securities and Exchange Commission under the Act.

The Company anticipates that it will receive net proceeds of approximately $1,225.1 million from the sale of the Corporate Units after deducting underwriting discounts and its offering expenses. The Company intends to use the net proceeds for general corporate purposes, including, but not limited to, the repurchase of a portion of the Company’s outstanding 2.750% Senior Convertible Debentures due 2042, which accrue interest at a rate of 2.750% per year and mature on October 15, 2042. As of May 6, 2015, the Company had agreed to repurchase approximately $700.5 million aggregate principal amount of its 2.750% Senior Convertible Debentures due 2042.

The Indenture (defined below) does not prohibit or limit the incurrence of indebtedness and other liabilities by the Company or its subsidiaries.

Each Corporate Unit has a stated amount of $50 and is comprised of (i) a purchase contract obligating the holder to purchase from the Company for a price in cash of $50, on the purchase contract settlement date, or May 1, 2018, subject to earlier termination or settlement, a certain number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”); and (ii) a 1/20, or 5%, undivided beneficial ownership interest in $1,000 principal amount of the Company’s 1.90% Remarketable Subordinated Notes due 2028 (the “Notes”). Holders of the Corporate Units will be entitled to receive quarterly contract adjustment payments at a rate of 3.35% per year of the stated amount of $50 per Corporate Unit, subject to the Company’s right to defer such payments.

The Notes are being issued pursuant to an Indenture, dated as of May 12, 2015 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of May 12, 2015 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), between the Company and the Trustee. The Corporate Units are being issued pursuant to a Purchase Contract and Pledge Agreement, dated as of May 12, 2015 (the “Purchase Contract and Pledge Agreement”), between the Company and The Bank of New York Mellon Trust Company, N.A., as purchase contract agent, collateral agent, custodial agent and securities intermediary. Under the terms of the Purchase Contract and Pledge Agreement, the Notes are being pledged as collateral to secure the holders’ obligation to purchase the shares of Common Stock under the related purchase contracts that form a part of the Corporate Units. A holder of Corporate Units, at its option, may elect to create “Treasury Units” by substituting pledged U.S. Treasury securities for any pledged ownership interests in the Notes. The Notes will be remarketed, subject to certain terms and conditions, prior to the purchase contract settlement date pursuant to the terms of the Purchase Contract and Pledge Agreement and a remarketing agreement to be executed in the future.

Certain of the Underwriters and their affiliates have provided in the past to the Company and its affiliates and may provide from time to time in the future certain commercial banking, financial advisory, investment banking and other services for the Company and its affiliates in the ordinary course of their business, for which they have received and may continue to receive customary fees and commissions. In particular, certain affiliates of the Underwriters are participants in the Company’s $2.0 billion revolving credit facility.

The foregoing description of the issuance and sale does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is incorporated by reference hereto as Exhibit 1.1, the Base Indenture, which is incorporated by reference hereto as Exhibit 4.1, the Supplemental Indenture, which is incorporated by reference hereto as Exhibit 4.2, the form of the Notes, which is incorporated by reference hereto as Exhibit 4.3, the Purchase Contract and Pledge Agreement, which is incorporated by reference hereto as Exhibit 4.4, the form of remarketing agreement, which is incorporated by reference hereto as Exhibit 4.5, the form of Corporate Units Certificate, which is incorporated by reference hereto as Exhibit 4.6, and the form of Treasury Units Certificate, which is incorporated by reference hereto as Exhibit 4.7.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Exhibit

1.1	Underwriting Agreement, dated as of May 6, 2015, among Anthem, Inc. and Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the Underwriters named in Exhibit A thereto.

4.1	Subordinated Indenture, dated as of May 12, 2015, between Anthem, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	First Supplemental Indenture, dated as of May 12, 2015, between Anthem, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.3	Form of 1.90% Remarketable Subordinated Notes due 2028 (included in Exhibit 4.2).

4.4	Purchase Contract and Pledge Agreement, dated as of May 12, 2015, between Anthem, Inc. and The Bank of New York Mellon Trust Company, N.A., as Purchase Contract Agent, Collateral Agent, Custodial Agent and Securities Intermediary.

4.5	Form of Remarketing Agreement (included in Exhibit 4.4).

4.6	Form of Corporate Units Certificate (included in Exhibit 4.4).

4.7	Form of Treasury Units Certificate (included in Exhibit 4.4).

5.1	Opinion of Hogan Lovells US LLP.

5.2	Opinion of Faegre Baker Daniels LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2015

ANTHEM, INC.

By:	/s/ Kathleen S. Kiefer
Name:	Kathleen S. Kiefer
Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

1.1	Underwriting Agreement, dated as of May 6, 2015, among Anthem, Inc. and Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the Underwriters named Exhibit A thereto.

4.1	Subordinated Indenture, dated as of May 12, 2015, between Anthem, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	First Supplemental Indenture, dated as of May 12, 2015, between Anthem, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.3	Form of 1.90% Remarketable Subordinated Notes due 2028 (included in Exhibit 4.2).

4.4	Purchase Contract and Pledge Agreement, dated as of May 12, 2015, between Anthem, Inc. and The Bank of New York Mellon Trust Company, N.A., as Purchase Contract Agent, Collateral Agent, Custodial Agent and Securities Intermediary.

4.5	Form of Remarketing Agreement (included in Exhibit 4.4).

4.6	Form of Corporate Units Certificate (included in Exhibit 4.4).

4.7	Form of Treasury Units Certificate (included in Exhibit 4.4).

5.1	Opinion of Hogan Lovells US LLP.

5.2	Opinion of Faegre Baker Daniels LLP.